Exhibit 99.2
UniSource Energy Corporation
Supplemental Earnings & Outlook Information
February 28, 2011
TABLE OF CONTENTS

Safe Harbor and Non-GAAP Measures	1
Earnings Outlook & Assumptions	2-4
4th Quarter Earnings Variance	5
Year-End Earnings Variance	6
UniSource Energy and TEP O&M	7
TEP Operating Statistics	8
TEP Margin Revenues	9
UNS Electric Operating Statistics	10
UNS Gas Operating Statistics	11
Basic & Diluted Shares Outstanding	12
SAFE HARBOR AND NON-GAAP MEASURES
This document contains forward-looking information that involves risks and uncertainties, that include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company’s pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in Operations and Maintenance (O&M) expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP’s generating plants; and other factors listed in UniSource Energy’s Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UniSource Energy. The forecast assumptions and estimates below are not intended to be a full list of factors which could cause UniSource Energy’s future results to differ from current expectations. Please refer to UniSource Energy’s SEC filings for more information regarding risks and other uncertainties that could cause current expectations to differ from future results.
The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.
Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

1

UNISOURCE ENERGY 2011 EARNINGS OUTLOOK & ASSUMPTIONS
The table below provides key assumptions related to UniSource Energy’s estimated 2011 earnings of $2.60 to $2.90 per diluted share, as of February 28, 2011.

	Actual	Estimated
Key Assumptions	2010	2011E	2012E	2013E
UniSource Consolidated
Base O&M ($ millions)	$265	$272
Change vs. Prior Year	-1.6%	2.6%

Effective Income Tax Rate	41.0%	38.8%

Avg. Basic Shares Outstanding (millions)	36.4	36.8
Avg. Diluted Shares Outstanding (millions)	41.0	41.6

TEP

Retail Sales -Actual (GWh)	9,292	9,334
Change vs. Prior Year	-0.8%	0.5%	1.5% - 2.5% / yr

Retail Sales — Weather Normalized (GWh)	9,221

Retail Customers (Yr End)	402,793
Change vs. Prior Year	0.3%	0.5%	1.0% - 1.5% / yr

Long-Term Wholesale Sales (GWh)
Salt River Project (SRP)	700	785	876	876
Navajo Tribal Utility Authority (NTUA)	245	245	245	245

Long-Term Wholesale Sales-Pre-Tax Margin ($ millions)	$28	$19

Other Expenses ($ millions)
Capital Lease Amortization	$14	$13	$13	$14

Capital Lease Interest Expense	$40	$38	$34	$25
(Net of Interest Income on Investment in Lease Debt)

Interest Expense on Long-Term and Short-Term Debt	$41	$48
(Excluding Capital Lease Interest Expense)

2

	Actual	Estimated
Key Assumptions	2010	2011E	2012E	2013E
UES

UNS Gas Retail Customers (Yr End)	146,698
Change vs. Prior Year	0.3%	0.5%	Approx. 1.5% / yr

UNS Gas Retail Sales (Millions of Therms)	114.1	112.8
Avg. Change vs. Prior Year	5.8%	-1.1%	1.0 - 1.5% / yr

UNS Electric Retail Customers (Yr End)	90,881
Change vs. Prior Year	0.7%	Flat	Approx. 1% / yr

UNS Electric Retail Sales (GWh)	1,857	1,907
Avg. Change vs. Prior Year	4.1%	2.7%	Approx. 1% / yr
TEP Long-Term Wholesale Sales
In 2010 and 2009, TEP’s margin on long-term wholesale sales was $28 million and $25 million, respectively. TEP’s two primary long-term wholesale contracts are with Salt River Project Agricultural Improvement and Power District (SRP) and the Navajo Tribal Utility Authority (NTUA).
SRP
Prior to June 1, 2011, under the terms of the SRP contract, TEP receives a monthly demand charge of approximately $1.8 million, or $22 million annually, and sells the energy at a price based on TEP’s average fuel cost. Beginning June 1, 2011, SRP will be required to purchase 73,000 MWhs per month, or 876,000 MWhs annually. TEP will not receive a monthly demand charge and the price of energy will be based on a slight discount to the Palo Verde Market Index. As of February 15, 2011, the average around-the-clock forward price of power on the Palo Verde Market Index for June through December 2011 was $34 MWh.
NTUA
TEP serves the portion of NTUA’s load that is not served from NTUA’s allocation of federal hydroelectric power. Over the last three years, sales to NTUA averaged 225,000 MWh. Since 2010, the price of 50% of the MWh sales from June to September has been based on the Palo Verde Market Index. In 2010, approximately 25% of the total energy sold to NTUA was priced based on the Palo Verde Market Index.

3

UNISOURCE ENERGY 2011 EARNINGS ESTIMATE SENSITIVITIES

2011 Sensitivities	Pre-Tax (millions)	After-Tax (millions)	Per Diluted Share
1% Change in Total Utility Retail Sales (Based on average margin rate across all customer classes)	$6.0	$3.6	$0.09

1% Change in UNS Consolidated Base O&M	$2.7	$1.6	$0.04

$5 / MWh Change in Wholesale Power Prices — SRP Contract (Contract to be market-based beginning June 2011)	$2.6	$1.6	$0.04

1% Increase in Rate on TEP’s Un-hedged Long-Term Variable Rate Debt ($365 million outstanding at 12/31/10 of which $50 million is hedged)	$(3.2)	$(1.9)	$(0.05)

4

UNISOURCE ENERGY 4TH QUARTER EARNINGS VARIANCE EXPLANATION

4th Quarter 2009 UniSource Energy Net Income					$10.4

	4th Quarter		Change
TEP	2010	2009	Pre-Tax	After Tax
	-millions of dollars-
Retail Margin Revenues	$117.4	$117.5	($0.1)	($0.1)
L-T Wholesale Margin Revenues	7.9	6.3	1.6	0.9
Transmission Revenues	5.3	6.5	(1.2)	(0.7)

TEP Utility Gross Margin (Non-GAAP)	130.6	130.3	0.3	0.2
Provision for Wholesale Refunds	0.0	(4.2)	4.2	2.5
Base O&M	65.3	57.4	7.9	4.7
Depreciation	25.4	28.4	(3.0)	(1.8)
Amortization	8.2	10.0	(1.8)	(1.1)
Operating synergies — Springerville Units 3&4	5.8	3.7	2.1	1.2
Total Other Income	1.9	2.3	(0.4)	(0.2)
Total Interest Expense	23.9	21.6	2.3	1.4
Other Line Item Changes	3.9	2.1	1.8	1.1
Income Tax Expense	1.6	4.6	(3.0)	(3.0)

TEP Net Income (GAAP)	$10.0	$8.0	NM	$2.0

Change in TEP Net Income					2.0

Other Business Segments — After Tax Amounts
UNS Electric Net Income	$2.1	$0.0	NM	$2.1
UNS Gas Net Income	3.3	3.8	NM	(0.5)
Millennium Energy Holdings	(4.2)	(1.1)	NM	(3.1)
Other and Consolidating Adj.	(0.1)	(0.3)	NM	0.2

Total Income (Loss) from Other Business Segments and Consolidating Adjustments	$1.1	$2.4	NM	($1.3)

Change in UNS Electric, UNS Gas and Other					(1.3)

4th Quarter 2010 UniSource Energy Net Income					$11.1
5 - Q4 Variance Explanation

UNISOURCE ENERGY YEAR OVER YEAR EARNINGS VARIANCE EXPLANATION

December 31, 2009 UniSource Energy Net Income					$104.3

	Year End		Change
TEP	2010	2009	Pre-Tax	After Tax
	-millions of dollars-
Retail Margin Revenues	$550.6	$556.0	($5.4)	($3.2)
L-T Wholesale Margin Revenues	28.2	25.3	2.9	1.7
Transmission Revenues	20.9	19.0	1.9	1.1

TEP Utility Gross Margin (Non-GAAP)	599.7	600.3	(0.6)	(0.4)
Provision for Wholesale Refunds	(3.0)	(4.2)	1.2	0.7
Base O&M	227.6	231.0	(3.4)	(2.0)
Depreciation (1)	99.5	110.0	(10.5)	(6.2)
Amortization (1)	32.2	38.9	(6.7)	(4.0)
Operating synergies — Springerville Units 3&4	23.8	12.5	11.3	6.7
Total Other Income (1)	8.9	16.6	(7.7)	(4.5)
Total Interest Expense (1)	87.7	87.3	0.4	0.2
Other Line Item Changes	14.3	13.7	0.6	0.4
Income Tax Expense	61.1	55.1	6.0	6.0

TEP Net Income (GAAP)	$107.0	$89.2	NM	$17.8

Change in TEP Net Income					17.8

Other Business Segments — After Tax Amounts
UNS Electric Net Income (2)	$10.3	$5.9	NM	$4.4
UNS Gas Net Income	8.6	7.4	NM	1.2
Millennium Energy Holdings	(13.5)	2.4	NM	(15.9)
Other and Consolidating Adj.	(0.9)	(0.6)	NM	(0.3)

Total Other Income and Consolidating Adjustments	$4.5	$15.1	NM	($10.6)

Change in UNS Electric, UNS Gas and Other					(10.6)

December 31, 2010 UniSource Energy Net Income					$111.5

(1)
In June 2009, TEP adjusted its accounting for a 2006 investment in 14.14% of Springerville Unit 1 lease equity. As a result, TEP recorded a net increase to the income statement of $0.6 million, before tax. The adjustment recorded included additional depreciation expense of $7 million; a reduction of amortization expense of $3 million; a reduction of interest expense on capital leases of $2 million; and $3 million of equity in earnings which is included in Other Income on the income statement. For comparison purposes, these amounts have been excluded from 2009 depreciation, amortization, interest expense and other income shown above.

(2)	UNS Electric’s results in 2010 include a after-tax gain of $1.8 million related to the settlement of a dispute over transactions with the CPX.
6 - YE Variance Explanation

UNISOURCE ENERGY AND TEP O&M

UniSource Energy	4th Quarter		Year End
O&M Components	2010	2009	2010	2009
	-millions of dollars-		-millions of dollars-
TEP Base O&M (Non-GAAP)	$65.3	$57.4	$227.6	$231.0
UNS Gas Base O&M (Non-GAAP)	6.9	6.4	25.3	24.7
UNS Electric Base O&M (Non-GAAP)	5.5	6.5	20.8	20.8
Consolidating Adjustments & Other	(1.9)	(1.4)	(8.5)	(7.0)

UniSource Energy Base O&M (Non-GAAP)	$75.8	$68.9	$265.2	$269.5
Reimbursed O&M Related to Springerville Units 3 and 4	24.0	11.2	64.5	40.9
O&M Related to Customer-funded Renewable Energy and DSM Programs	11.3	10.4	40.4	23.5

UniSource Energy O&M (GAAP)	$111.1	$90.5	$370.1	$333.9

TEP	4th Quarter		Year End
O&M Components	2010	2009	2010	2009
	-millions of dollars-		-millions of dollars-
Wages, A&G, Other	$42.9	$40.4	$152.4	$149.7
Generating Plant Maintenance Expense	19.0	13.0	61.0	64.0
Pension and Postretirement Benefits Expense	3.4	4.0	14.2	17.3

TEP Base O&M (Non-GAAP)	$65.3	$57.4	$227.6	$231.0
Reimbursed O&M Related to Springerville Units 3 and 4	24.0	11.2	64.5	40.9
O&M Related to Customer-funded Renewable Energy and DSM Programs	9.8	8.1	31.4	17.9

TEP O&M (GAAP)	$99.1	$76.7	$323.5	$289.8

7 - O&M

TEP — OPERATING STATISTICS

	Three Months Ended December 31,				Year End
	2010	2009	Incr (Decr)	% Change	2010	2009	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	366,174	364,847	1,327	0.4%	365,768	364,755	1,013	0.3%
Commercial	35,885	35,746	139	0.4%	35,860	35,660	200	0.6%
Industrial	637	629	8	1.3%	633	630	3	0.5%
Mining	3	3	—	0.0%	2	2	—	0.0%
Other	62	61	1	1.6%	62	61	1	1.6%

Total	402,761	401,286	1,475	0.4%	402,325	401,108	1,217	0.3%

RETAIL SALES — MWH
Residential	760,533	776,536	(16,003)	-2.1%	3,869,540	3,905,696	(36,156)	-0.9%
Commercial	447,568	443,842	3,726	0.8%	1,963,469	1,988,356	(24,887)	-1.3%
Industrial	499,249	494,167	5,082	1.0%	2,138,749	2,160,946	(22,197)	-1.0%
Mining	272,755	272,039	716	0.3%	1,079,327	1,064,830	14,497	1.4%
Other	62,635	62,556	79	0.1%	240,703	250,915	(10,212)	-4.1%

Total	2,042,740	2,049,140	(6,400)	-0.3%	9,291,788	9,370,743	(78,955)	-0.8%

RETAIL USAGE — KWH/CUSTOMER
Residential	2,077	2,128	(51)	-2.4%	10,579	10,708	(129)	-1.2%
Commercial	12,472	12,417	56	0.4%	54,754	55,759	(1,005)	-1.8%
Industrial	783,750	785,639	(1,889)	-0.2%	3,378,750	3,430,073	(51,323)	-1.5%
Mining	90,918,333	90,679,667	238,667	0.3%	539,663,500	532,415,000	7,248,500	1.4%
Other	1,010,242	1,025,508	(15,266)	-1.5%	3,882,306	4,113,361	(231,054)	-5.6%

Total	5,072	5,106	(35)	-0.7%	23,095	23,362	(267)	-1.1%

WEATHER —COOLING DEGREE DAYS
Actual	53	28	25	89.3%	1,543	1,599	(56)	-3.5%
10-Year Average	35	35			1,468	1,469
% Change Actual vs. 10-Year Avg.	51.4%	-20.0%			5.1%	8.8%

WEATHER — HEATING DEGREE DAYS
Actual	500	577	(77)	-13.3%	1,469	1,287	182	14.1%
10-Year Average	559	585			1,430	1,434
% Change Actual vs. 10-Year Avg.	-10.6%	-1.4%			2.7%	-10.3%

ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices
Palo Verde Index — $/MWh
On Peak	$34.49	$40.13	($5.64)	-14.1%	$38.93	$34.89	$4.04	11.6%
Off Peak	$26.21	$30.49	($4.28)	-14.0%	$28.00	$24.35	$3.65	15.0%

Avg. Natural Gas Prices
Permian Index — $/MMBtu	$3.58	$4.03	($0.45)	-11.2%	$4.18	$3.34	$0.84	25.1%

*	Totals and percent changes calculated on un-rounded data; may not correspond to data shown in table
8 - TEP Operating Stats

TEP — RETAIL AND WHOLESALE MARGIN REVENUES

	Three Months Ended December 31,				Year End
	2010	2009	Incr (Decr)	% Change	2010	2009	Incr (Decr)	% Change

RETAIL REVENUES — $ MILLIONS
Margin Revenues:
Residential	$48.1	$49.2	($1.1)	-2.2%	$251.5	$253.7	($2.2)	-0.9%
Commercial	35.7	35.3	0.4	1.2%	159.1	159.9	(0.7)	-0.5%
Industrial	22.7	22.4	0.3	1.3%	96.8	99.9	(3.1)	-3.1%
Mining	7.8	7.5	0.3	3.6%	31.0	30.1	0.9	3.0%
Other	3.1	3.1	0.0	1.0%	12.2	12.5	(0.3)	-2.4%

Total	$117.4	$117.5	($0.1)	-0.1%	$550.6	$556.0	($5.4)	-1.0%
DSM / REST	8.0	15.5	(7.5)	-48.4%	37.8	25.4	12.4	48.7%
Fuel Revenues:
Recovered from Customers	57.5	59.4	(1.9)	-3.1%	279.8	286.1	(6.3)	-2.2%

Total Retail Revenues	$182.9	$192.3	($9.4)	-4.9%	$868.1	$867.5	$0.6	0.1%

RETAIL REVENUES — CENTS / KWH
Margin Revenues:
Residential	6.32	6.33	(0.01)	-0.2%	6.50	6.49	0.00	0.1%
Commercial	7.98	7.95	0.03	0.4%	8.10	8.04	0.06	0.8%
Industrial	4.54	4.53	0.01	0.3%	4.53	4.62	(0.10)	-2.1%
Mining	2.86	2.77	0.09	3.3%	2.87	2.82	0.05	1.6%
Other	5.00	4.96	0.04	0.8%	5.07	4.98	0.09	1.7%

Total	5.75	5.73	0.01	0.3%	5.93	5.93	(0.01)	-0.1%
DSM / REST	0.39	0.76	(0.36)	-48.2%	0.41	0.27	0.14	50.0%
Fuel Revenues:
Recovered from Customers	2.81	2.90	(0.08)	-2.8%	3.01	3.05	(0.04)	-1.4%

Total Retail Revenues	8.95	9.38	(0.43)	-4.6%	9.34	9.26	0.09	0.9%

LONG-TERM WHOLESALE MARGIN — $ MILLIONS
Long-term Wholesale Revenues	$13.9	$13.6	$0.3	2.2%	$55.7	$48.2	$7.5	15.6%
Fuel and Purchased Power Expense	6.0	7.3	(1.3)	-17.8%	27.5	22.9	4.6	20.1%

Net	$7.9	$6.3	$1.6	25.4%	$28.2	$25.3	$2.9	11.5%

Note: Totals and percent changes calculated on un-rounded data; may not correspond to data shown in table.
9 — TEP Margin Revenues

UNS ELECTRIC — OPERATING STATISTICS

	Three Months Ended December 31,				Year End
	2010	2009	Incr (Decr)	% Change	2010	2009	Incr (Decr)	% Change

AVG. ELECTRIC CUSTOMERS
Residential	80,224	79,553	671	0.8%	80,168	79,483	685	0.9%
Commercial	10,343	10,328	15	0.1%	10,345	10,330	15	0.1%
Industrial	22	24	(2)	-8.3%	23	22	1	4.5%
Mining	2	1	1	100.0%	2	1	1	100.0%
Other	258	266	(8)	-3.0%	264	264	—	0.0%

Total	90,849	90,172	677	0.8%	90,802	90,100	702	0.8%

RETAIL SALES — MWH
Residential	167,895	162,218	5,677	3.5%	820,352	813,796	6,556	0.8%
Commercial	136,381	129,300	7,081	5.5%	606,241	607,928	(1,687)	-0.3%
Industrial	53,770	52,712	1,058	2.0%	219,241	196,985	22,256	11.3%
Mining	60,054	46,831	13,223	28.2%	209,307	163,474	45,833	28.0%
Other	498	634	(136)	-21.5%	2,018	2,220	(202)	-9.1%

Total	418,598	391,695	26,903	6.9%	1,857,159	1,784,403	72,756	4.1%

RETAIL USAGE — KWH/CUSTOMER
Residential	2,093	2,039	54	2.6%	10,233	10,239	(6)	-0.1%
Commercial	13,186	12,519	666	5.3%	58,602	58,851	(248)	-0.4%
Industrial	2,444,091	2,196,333	247,758	11.3%	9,532,217	8,953,864	578,354	6.5%
Mining	NM	NM	NM	NM	NM	NM	NM	NM
Other	1,930	2,383	(453)	-19.0%	7,644	8,409	(765)	-9.1%

Total	4,608	4,344	264	6.1%	20,453	19,805	648	3.3%

RETAIL REVENUES — MILLIONS
Margin Revenues:
Residential	$5.4	$4.3	$1.1	24.5%	$21.7	$20.5	$1.2	5.8%
Commercial	5.9	5.1	0.8	15.7%	22.9	22.3	0.6	2.7%
Industrial	1.9	1.7	0.2	13.2%	7.4	6.5	0.9	14.2%
Mining	1.3	0.9	0.4	45.5%	4.5	3.3	1.2	35.9%
Other	0.0	0.1	(0.1)	-57.3%	0.2	0.2	0.0	0.8%

Total Margin Revenues	$14.5	$12.1	$2.4	20.1%	$56.7	$52.8	$3.9	7.4%
DSM / REST	1.7	3.4	(1.7)	-50.0%	8.5	6.3	2.2	35.9%
Fuel Revenues:
Recovered from Customers	27.2	22.3	4.9	22.0%	117.6	121.0	(3.4)	-2.8%

Total Retail Revenues	$43.4	$37.8	$5.6	14.9%	$182.8	$180.1	$2.8	1.5%

WEATHER — COOLING DEGREE DAYS
Actual	580	473	107	22.6%	8,815	9,183	(368)	-4.0%
10-Year Average	569	558			9,030	9,059
% Change Actual vs. 10-Year Avg.	1.9%	-15.2%			-2.4%	1.4%

WEATHER — HEATING DEGREE DAYS
Actual	2,389	2,684	(295)	-11.0%	6,562	6,228	334	5.4%
10-Year Average	2,529	2,601			6,411	6,388
% Change Actual vs. 10-Year Avg.	-5.5%	3.2%			2.4%	-2.5%

*	Totals and percent changes calculated on un-rounded data; may not correspond to data shown in table
10 — UNS Electric Op. Stats

UNS GAS — OPERATING STATISTICS

	Three Months Ended December 31				Year End
	2010	2009	Incr (Decr)	% Change	2010	2009	Incr (Decr)	% Change

AVG. GAS CUSTOMERS
Residential	133,729	133,285	444	0.3%	133,337	132,776	561	0.4%
Commercial	11,178	11,364	(186)	-1.6%	11,231	11,372	(141)	-1.2%
Industrial	22	23	(1)	-4.3%	23	24	(1)	-4.2%
Public Authority	1,105	1,092	13	1.2%	1,095	1,087	8	0.7%

Total	146,034	145,764	270	0.2%	145,686	145,259	427	0.3%

RETAIL SALES — THOUSANDS OF THERMS
Residential	23,434	25,088	(1,654)	-6.6%	73,083	69,641	3,442	4.9%
Commercial	9,273	10,018	(745)	-7.4%	30,209	29,622	587	2.0%
Industrial	575	657	(82)	-12.5%	1,932	2,104	(172)	-8.2%
Public Authority	2,163	2,466	(302)	-12.3%	6,628	6,521	107	1.6%

Total	35,445	38,228	(2,783)	-7.3%	111,852	107,888	3,965	3.7%

RETAIL USAGE — THERMS/CUSTOMER
Residential	175	188	(13)	-6.9%	548	524	24	4.5%
Commercial	830	882	(52)	-5.9%	2,690	2,605	85	3.3%
Industrial	26,134	28,559	(2,425)	-8.5%	84,018	87,667	(3,648)	-4.2%
Public Authority	1,958	2,258	(300)	-13.3%	6,053	5,999	54	0.9%

Total	243	262	(20)	-7.5%	768	743	25	3.4%

RETAIL REVENUES — MILLIONS
Margin Revenues:
Residential	$11.2	$11.7	($0.5)	-3.9%	$38.5	$36.2	$2.3	6.4%
Commercial	3.0	3.2	(0.2)	-5.6%	10.1	9.7	0.5	4.8%
Industrial	0.1	0.1	(0.0)	-20.0%	0.3	0.3	(0.0)	-6.0%
Public Authority	0.6	0.7	(0.1)	-17.4%	1.8	1.8	0.0	2.7%

Total Margin Revenues	$14.9	$15.6	($0.8)	-5.0%	$50.7	$47.9	$2.8	5.9%
DSM Revenues	0.3	0.2	0.1	50.0%	0.9	0.7	0.2	27.1%
Transport/NSP Revenues	4.2	4.0	0.2	5.8%	17.5	16.3	1.2	7.4%
Fuel Revenues:
Recovered from Customers	25.7	26.3	(0.6)	-2.3%	76.8	84.5	(7.7)	-9.1%

Total Gas Revenues	$45.1	$46.1	($1.0)	-2.3%	$145.9	$149.4	($3.5)	-2.3%

WEATHER — HEATING DEGREE DAYS
Actual	9,368	10,582	(1,214)	-11.5%	26,257	25,487	770	3.0%
10-Year Average	9,847	9,980			25,566	25,234
% Change Actual vs. 10-Year Avg.	-4.9%	6.0%			2.7%	1.0%

*	Totals and percent changes calculated on un-rounded data; may not correspond to data shown in table
11 — UNS Gas Op. Stats

BASIC AND DILUTED SHARES OUTSTANDING

	Years Ended December 31,
	2010	2009	2008
		-In Thousands-

Numerator:
Net Income	$111,477	$104,258	$14,021
Income from Assumed Conversion of Convertible Senior Notes	4,390	4,390	0

Adjusted Numerator	$115,867	$108,648	$14,021

Denominator:
Weighted-average Shares of Common Stock Outstanding
Common Shares Issued	36,200	35,653	35,415
Participating Securities	92	100	0
Fully Vested Deferred Stock Units	123	105	217

Total Weighted-average Shares of Common Stock Outstanding and Participating Securities — Basic	36,415	35,858	35,632

Effect of Diluted Securities
Convertible Senior Notes	4,178	4,093	0
Options and Stock Issuable under Employee Benefit Plans and the Directors’ Plan	447	499	537

Total Shares	41,040	40,450	36,169

For the year ended December 31, 2008, 4 million potentially dilutive shares from the conversion of convertible senior notes, and after-tax interest expense of $4 million was not included in the computation of diluted EPS because to do so would be anti-dilutive.
Stock options to purchase an average of 212,000, 395,000 and 312,000 shares of Common Stock were outstanding during 2010, 2009 and 2008, respectively, but were not included in the computation of EPS because the stock option’s exercise price was greater than the average market price of the Common Stock at year end.
12 — Diluted Share Count